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                                                                   EXHIBIT 10.1

                           INVESTOR RIGHTS AGREEMENT

                 This Investor Rights Agreement (the "Agreement"), dated as of November 23, 1999, is entered into by and among Sequoia Software Corporation, a Maryland corporation (the "COMPANY") and the investors listed on Schedule I hereto (each an "INVESTOR" and collectively the "INVESTORS") and the stockholders of the Company listed on Schedule II hereto.

                                    Recitals

         WHEREAS, the Company and the Investors have entered into a Series C Convertible Preferred Stock Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), whereby the Company shall issue and sell, and the Investors shall buy, shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "SERIES C PREFERRED STOCK"); and

         WHEREAS, the Company, the shareholders and the executive officers of the Company and the Investors desire to provide for certain arrangements with respect to (i) information rights, (ii) the Investors' preemptive right with respect to certain issuances of securities of the Company, (iii) certain affirmative and negative covenants of the Company, and (iv) other related matters;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                 1.1 "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

                 1.2 "PREFERRED STOCK" means all classes and series of the Company's preferred stock, par value $0.001 per share.

                 1.3      "PREFERRED STOCKHOLDER" means any holder of Preferred
Stock.

                 1.4 "QUALIFIED INITIAL PUBLIC OFFERING" means the first underwritten public offering of the Common Stock pursuant to a registration statement in which the aggregate gross proceeds to the Company are no less than $25,000,000 and at a per share price of no less than three times the purchase price paid per share of Series C Preferred Stock pursuant to the Purchase Agreement (as adjusted in stock splits, stock dividends, recapitalizations and similar events) underwritten by a reputable nationally recognized underwriting firm.

                 1.5 "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission issued thereunder, as they each may, from time to time, be in effect.





                                       1
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                 1.6      "SERIES A PREFERRED STOCK" means the Series A
Convertible Preferred Stock of the Company, par value $0.001 per share.

                 1.7 "SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share.

                 1.8 "SERIES C STOCKHOLDERS" means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred by any Investors, their successors or assigns pursuant to Section 5 hereof.

                 1.9 "SERIES D PREFERRED STOCK" means the Series D Convertible Preferred Stock of the Company, par value $0.01 per share.

                 1.10 "SERIES D WARRANTS" means the warrants to purchase Series D Preferred Stock issued by the Company to the Investors.

                 1.11 "SHARES" shall mean the shares of Series C Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, and any shares of Common Stock issued upon conversion thereof.

         2. Information Rights. Each Preferred Stockholder, so long as it is the holder of at least 5% of the outstanding Preferred Stock of the Company (each a "5% Stockholder") shall be entitled to the following information rights:

                 2.1 Inspection. The Company shall permit each 5% Stockholder or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

                 2.2      Financial Statements and Other Information.

                 (a) The Company shall deliver to each 5% Stockholder, and each of the Lyda Bunker Hunt Trust - Mary Huddleston, the Nelson Bunker Hunt Trust Estate - Trust B and the O'Bryan Community Property Trust (but not the transferees of such persons or entities unless such transferee is a 5% Stockholder):

                          (i)     no later than 90 days after the end of each
fiscal year of the Company, beginning with the fiscal year ending December 31, 1999, (x) an audited consolidated and unaudited consolidating balance sheet of the Company and its subsidiaries as at the end of such year, and (y) audited consolidated and unaudited consolidating statements of income, stockholders' equity and cash flows of the Company and its subsidiaries for such year, all in reasonable detail and stating in comparative form the figures as at the end of and for the previous fiscal year and budgeted figures for the fiscal year accompanied by an opinion of an accounting firm of nationally recognized standing selected by the Company with respect to the audited
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consolidated statements, which opinion shall state that such accounting firm's audit was conducted in accordance with generally accepted accounting standards and, accordingly, included such tests of accounting records and such other auditing procedures as were considered necessary under the circumstances and which opinion shall not be subject to any qualification resulting from a limit on the scope of the examination of the financial statements or the underlying data or which could be eliminated by changes in the financial statements or the notes thereto or by the creation of or increase in a reserve or a decreased carrying value of assets. All such financial statements shall be complete and correct in all material respects and prepared in reasonable detail and in accordance with generally accepted accounting principles applied, except as stated therein, on a consistent basis throughout the periods reflected therein (except that such financial statements may omit footnotes and may be subject to normal year-end adjustments which are not, in the aggregate, material);

                          (ii)    no later than fifteen (15) days after the end
of each fiscal quarter, beginning with the quarter ending December 31, 1999,
(x) an unaudited consolidated and unaudited consolidating balance sheet of the Company and its subsidiaries as at the end of such quarter, (y) unaudited consolidated and unaudited consolidating statements of income, stockholders' equity and cash flows of the Company and its subsidiaries for such quarter and for the current year to date. (Each of the financial statements referred to in the preceding clauses (x) and (y) shall be for such fiscal quarter and for the elapsed period in such fiscal year, all in reasonable detail and shall state in comparative form the figures as of the end of and for the comparable periods of the preceding fiscal year and budgeted figures for the period.) All such financial statements shall be complete and correct in all material respects, shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods reflected therein (except that such financial statements may omit footnotes and may be subject to normal year-end adjustments which are not, in the aggregate, material), and (z) a one-page management summary of operations for such quarter; and shall be accompanied by a certificate of the Chief Executive Officer or Chief Financial Officer of the Company to such effect;

                          (iii)   as soon as available, but in any event no
less than thirty (30) days prior to the commencement of each new fiscal year, a detailed monthly budget and strategic plan for such fiscal year;

                          (iv)    prior to the commencement of each new fiscal
year, projected financial statements for the following two (2) years in the same format as the financial statements described in Section 2.2(a)(ii);

                          (v)     no later than fifteen (15) days after the end
of each month, beginning with the month ending October 31, 1999, copies of all reports distributed to executive management with respect to key operating statistics and other related information; provided, however, that the Company shall not be obligated under this Section 2.2(a)(v) to provide information which it deems in good faith to be a trade secret;
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                          (vi)    no later than ten (10) business days after
receipt, copies of all correspondence, notices, pleadings, subpoenas, or other forms of notification received by the Company from any governmental department, agency, court or the National Association of Securities Dealers, Inc. (except documents received in the ordinary course of business);

                          (vii)   no later than ten (10) business days after
filing, copies of all responses, pleadings or documents filed with any governmental department, agency or court (except documents filed in the ordinary course of business);

                          (viii)  no later than ten (10) business days after
filing, copies of all pleadings and other documents related to any material lawsuits filed by or against the Company or, to the extent known by the Company, written notice by the Company of the nature and extent of such action;

                          (ix)    no later than ten (10) business days after
receipt, copies of all management letters from accountants and notifications received by the Company relating to defaults, alleged or actual, of any provisions of any material loans or leases or other material agreements to which the Company is a party;

                          (x)     promptly, but in any event within ten (10)
business days, after any distribution to its stockholders generally or to specific stockholders by agreement, to its directors, to prospective investors or to the financial community of an annual report, proxy statement, registration statement or other similar report or communication, a copy of each such report, proxy statement, registration statement or other similar report or communication; and promptly, but in any event within five (5) business days after release, copies of all press releases and other statements made available generally by the Company or any of its subsidiaries to the public concerning material developments;

                          (xi)    within sixty (60) days after the end of each
fiscal year, a list of stockholders and other security holders of the Company, showing the authorized and outstanding shares by class (including the common stock equivalents of any convertible security), the holdings of each stockholder (both before giving effect to dilution and on a fully-diluted basis) and the holdings of each person who holds options, warrants or convertible securities (both before giving effect to dilution and on a fully diluted basis);

                          (xii)   within sixty (60) days after the end of each
fiscal year, and in addition to the information deliverable pursuant to paragraph (xi) above: copies of all stock option plans adopted in such fiscal year, and a list detailing all options granted, issued, exercised or lapsed;
all warrants granted, issued (whether to directors, in connection with financings or otherwise), exercised or lapsed; and all stock issued or sold (including in each case, without limitation, all option and warrant exercise prices, stock issuance prices, and other terms) by the Company during such fiscal year;
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                          (xiii)  promptly, but in any event not later than ten
(10) business days after execution (or in the case of an oral agreement, after a definitive agreement or arrangement has been entered into), copies of any agreement (or, in the case of an oral agreement, a summary thereof) entered into by the Company or any of its subsidiaries, with any Related Person (as defined below). As used herein, the term "Related Person" shall mean (i) any stockholder, partner, director, officer or employee of the Company or any affiliate or relative, or affiliate of a relative, of any of the foregoing, or
(ii) any affiliate of the Company; and

                          (xiv)   with reasonable promptness, such other
information and data about the Company as such 5% Stockholder may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 2.2(a)(xi) to provide information which it deems in good faith to be a trade secret.

                 2.3 Material Changes and Litigation. The Company will promptly notify Baker of any material adverse change in the business, properties, assets, condition or prospects (financial or otherwise) of the Company and of any event or litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company, or against any officer, director, key employee or principal stockholder of the Company materially affecting or that, if adversely determined, could materially adversely affect, the Company's present or then proposed business, properties, assets, condition or prospects (financial or otherwise), and management's proposed response thereto (such proposed response to be delivered to the 5% Stockholders at least seven days prior to the delivery of such response to its actual intended recipient if such delivery does not cause the Company to fail to meet any deadline for such delivery to the intended recipient in which case it shall be delivered as soon as possible).

                 2.4 Insurance. The Company shall maintain insurance adequate for the needs of the Company and commensurate with insurance carried by similar companies in the same industry.

         3.      Preemptive Rights.

                 3.1 The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (a) any shares of its Common Stock, (b) any other equity securities of the Company, including, without limitation, shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, (d) any debt securities convertible into equity securities of the Company, or (e) any other equity linked security other than pursuant to Section 3.7 hereof (collectively, the "OFFERED SECURITIES"), unless, in each such case, the Company shall have first complied with this Section 3. The Company shall, as soon as reasonably practicable, deliver to each holder of Preferred Stock a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "OFFER"), which Offer shall (a) identify and describe the Offered Securities,
(b) describe the price and other terms upon which the Offered Securities are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be
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issued, sold or exchanged, (c) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (d) include an offer to issue and sell to or exchange with such holder of Preferred Stock (i) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such holder of Preferred Stock (giving effect to the conversion of all shares of Preferred Stock then held by such holder of Preferred Stock) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of Preferred Stock including Preferred Stock issuable upon exercise of all outstanding warrants for the purchase thereof) (the "BASIC AMOUNT"), and (ii) any additional portion of the Offered Securities attributable to the Basic Amounts of other holders of Preferred Stock as such holder shall indicate it will purchase or acquire should one or more of the other holders of Preferred Stock subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

                 3.2 To accept an Offer, in whole or in part, a holder of Preferred Stock must deliver a written notice to the Company prior to the 20th day following the date of delivery of the Offer, setting forth the portion of such holder's Basic Amount that such holder elects to purchase and, if such holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such holder elects to purchase (the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all holders of Preferred Stock are less than the total of all of the Basic Amounts, then each holder of Preferred Stock who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all of the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each holder of Preferred Stock who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such holder bears to the total Undersubscription Amounts subscribed for by all holders of Preferred Stock, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                 3.3 The Company shall have ninety (90) days from the expiration of the period set forth in Section 3.2 above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the holders of Preferred Stock (the "REFUSED SECURITIES"), but only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                 3.4 In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.3 above), then each holder of Preferred Stock may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such holder elected to purchase pursuant to Section 3.2 above multiplied by a fraction, (a) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to holders of Preferred Stock pursuant to Section 3.2 above prior to such reduction) and (b) the denominator of which shall be the original amount of the Offered Securities. In the event that any holder of Preferred Stock elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the resulting reduced number or amount of the Offered Securities unless and until such securities have again been offered to the holders of Preferred Stock in accordance with Section 3.1 above.

                 3.5 Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the holders of Preferred Stock shall acquire from the Company, and the Company shall issue to such holders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.4 above if the holders of Preferred Stock have so elected, upon the terms and conditions specified in the Offer. The purchase by holders of Preferred Stock of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such holders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such holders and their respective counsel.

                 3.6 Any Offered Securities not acquired by the holders of Preferred Stock in accordance with Section 3.5 above or other persons in accordance with Section 3.3 above may not be issued, sold or exchanged until they are again offered to the holders of Preferred Stock under the procedures specified in this Section 3.

                 3.7      The term "Offered Securities" shall not include:

                          (a)     Common Stock issued as a stock dividend to
holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                          (b)     the issuance of any shares of Common Stock
upon conversion of shares of Preferred Stock;

                          (c)     the issuance of any shares of Common Stock
(including Common Stock issued upon exercise of options or warrants) or options or warrants to purchase Common Stock approved by the Board of Directors and issued in connection with grants to employees, directors or consultants of the Corporation pursuant to a stock option plan or compensation arrangement adopted by the Board of Directors (the "RESERVED OPTION SHARES");

                          (d)     Common Stock (including Common Stock issued
upon exercise of options or warrants) or options or warrants to purchase Common Stock approved by the Board of Directors and issued in connection with grants to consultants, vendors, lenders, equipment lessors, independent board members, or customers;

                          (e)     the issuance of any shares of Preferred Stock
upon the exercise of outstanding warrants therefor;
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                          (f)     securities issued solely in consideration for
the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the stock, assets or business of any other entity; or

                          (g)     shares of Common Stock sold by the Company in
a Qualified Initial Public Offering.

         4.      Affirmative Covenants of the Company.

                 4.1 Nondisclosure, Development and Assignment of Invention Agreements. The Company shall require all persons now and hereafter employed by the Company to enter into nondisclosure, development and assignment of invention agreements in form and substance reasonably acceptable to the Investors.

                 4.2 Expenses of Directors. The Company shall promptly reimburse in full each Director who is not an employee of the Company for (a) all of his or her reasonable travel and out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof (limited to reasonable levels consistent with travel policies of the Company), and (b) for conducting business on behalf of the Company, including, but not limited to, reasonable travel and out-of-pocket expenses for attending meetings, trade shows or the like, as requested by the Board of Directors, the Chief Executive Officer or the President of the Company.

                 4.3 Reservation of Common Stock. At all times, the Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Series C Preferred Stock and Series D Preferred Stock. At all times, the Company shall reserve and maintain a sufficient number of shares of Series D Preferred Stock for issuance upon conversion of the Series D Warrants.

                 4.4 VCOC Management Rights. The Company hereby agrees that Baker and Divine shall have the following rights so long as it owns an interest in the Company; provided, that Baker and Divine shall not disclose to third parties any information obtained in connection herewith without the prior consent of the Company:

                          (a)     Baker and Divine shall be entitled to consult
with and advise management of the Company on significant business issues, including management's proposed annual business, strategic and operating budgets and plans, and management will meet with Baker and Divine regularly during each year at the Company's facilities at mutually agreeable times for such consultations and advice and to review progress in achieving such budgets and plans.

                          (b)     Baker and Divine may examine the books and
records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, provided that such examination and inspection shall not unreasonably interfere with the operations of the Company, and provided, further, however, that the Company reserves the right to exclude from access to any material if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege.

                          (c)     If at any time Baker or Divine is not
represented on the Company's Board of Directors, the Company shall invite a representative of Baker or Divine, as the case may be, to attend all meetings of the Board of Directors (and all committees thereof) in a nonvoting observer capacity and in this respect, shall give such representative copies of all notices, minutes, consents and other material that is provided to its directors; provided, however, that the Company reserves the right to exclude such representative from access to any material, meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege. Such representative may participate in discussion of matters brought to the Board of Directors and may address the Board of Directors.

                          (d)     Baker and Divine shall be entitled to submit
proposals or suggestions to the management of the Company from time to time, and the management of the Company will discuss such proposals or suggestions with Baker or Divine, as the case may be, within a reasonable time after submission.

                 The above-mentioned rights are intended to satisfy the requirement of management rights for purposes of qualifying Baker's and Divine's ownership of an interest in the Company as a venture capital investment for purposes of the Department of Labor "plan asset" regulations, 29 C.F.R. Section 2510.3-101, and in the event such rights are not satisfactory for such purpose, the Company and Baker and Divine shall reasonably cooperate in good faith to agree upon mutually satisfactory management rights which satisfy such regulations.

         5. Negative Covenants. Until the earlier of such time as less than 10% of the shares of Series C Preferred Stock purchased pursuant to the Purchase Agreement are outstanding or until such time as the Company has completed a Qualified Initial Public Offering, the Company shall not, without the prior written consent of all members of the Board of Directors of the Company designated by Baker pursuant to clause (iii) of Section B.4(b) of Article Fifth of the Amended and Restated Certificate of Incorporation of the
Company:

                 5.1 declare or effect any stock split, reverse stock split or similar transaction;

                 5.2 create any direct or indirect subsidiaries or acquire equity or equity related securities in other entities, other than Sequoia Software N.V., a Belgium corporation;

                 5.3 enter into any agreement with any stockholder, officer or director of the Company, any member of the immediate family of such persons or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity other than (i) any agreement required by the Purchase Agreement, (ii) any agreement relating to employment, nondisclosure of confidential information or non-competition that does not create obligations for the Company equal to or greater than $125,000 per year or (iii) any agreement entered into on an arms-length basis approved by a majority of the non-interested Directors;

                 5.4 make any compensation decision involving an increase in aggregate consideration per employee of more than $30,000 per year as long as such employee's salary is based on a salary structure that has been approved by the Board of Directors;

                 5.5 enter into any line of business that is not substantially similar or related to the existing business of the Company as of the date hereof, or invest any funds in any concern not strictly related to such existing business;

                 5.6 make any loan or advance to any person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

                 5.7 expend funds in excess of $300,000 per year for capital improvements or other Company infrastructure;

                 5.8 enter into any agreements, including but not limited to leases, other than in the ordinary course of business, that obligate the Company to make aggregate annual payments in excess of $200,000; or

                 5.9      grant any registration rights.

         6. Transfers of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to (i) any person or entity to which at least 25% of the Shares originally purchased by such Investor are transferred, (ii) to any partner, stockholder, member, affiliate (including M.R. Windham) or immediate family member (or trust for the benefit of such immediate family member) of such Investor, or (iii) any beneficiary or trustee as of the date hereof (or any trustee that is an immediate family member of such beneficiary) of such Investor, and such transferee shall be deemed an "Investor" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company promptly after such transfer. For purposes of this Section 6, the term "Investor" shall be deemed to include any person or entity who succeeds to the rights and obligations of this Agreement as the result of a transfer meeting the requirements of clause (i) or (ii) hereof. Subject to the restrictions contained in this Section 6, all representations, warranties, covenants and other agreements contained in this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         7. Each holder of the Company's Series A Preferred Stock and Series B Preferred Stock set forth on Schedule II attached hereto, which the Company hereby represents and warrants are all of the holders of such stock and the only holders of securities of the Company who have rights of first refusal, hereby agrees as follows:

                          (a)     the terms and conditions set forth in Section
3 of this Agreement shall amend, supersede and replace in their entirety the terms and conditions contained in Sections 7.4 and 7.8 of the Series B Convertible Preferred Stock Purchase Agreement by and among the Company and the other parties named therein, dated July 28, 1998, as amended (the "SERIES B PURCHASE AGREEMENT") and that the terms and conditions contained in Sections
7.3 and 7.8 of the Series B Purchase Agreement shall be of no further force or effect; and

                          (b)     the right of first refusal set forth in
Section 4(d) of the Exempt Employee Stock Restriction Agreements by and among the Company and the other parties named therein shall be of no further force or effect.

         8.      General.

                 8.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                 8.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction

                 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the choice of law or conflicts of law provisions thereof).

                 8.4 Termination. This Agreement shall automatically terminate and be of no further force or effect upon the consummation of a Qualified Initial Public Offering.

                 8.5 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by telecopy, or by courier, or by certified or registered mail, return receipt requested or by first class mail, postage prepaid and shall be addressed to the Company and the Investors at their respective addresses as set forth below:

If to the Company:
                           Sequoia Software Corporation
                           Overlook Center
                           5457 Twin Knolls Road

                           Columbia, Maryland 21045
                           Attention: Richard C. Faint, Jr.


                 or at such other address or addresses as may have been furnished in writing to the Investors by the Company, with a copy to:

                          Piper Marbury Rudnick & Wolfe LLP
                          Commerce Executive Park III
                          Suite 610
                          1850 Centennial Park Drive
                          Reston, Virginia  20191-1517
                          Telecopy:  703-390-5299
                          Attention: Nancy A. Spangler, Esquire

                 If to an Investor, at his or its address set forth in Schedule I, or at such other address or addresses as may have been furnished to the Company in writing by the Investor, with a copy to:

                          Proskauer Rose LLP
                          1585 Broadway
                          New York, New York 10036-8299
                          Telecopy:  212-969-2900
                          Attention: Marc A. Persily, Esquire


         Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery or upon facsimile delivery, receipt confirmed, one day after placement with a reputable overnight delivery service or two business days after deposit in the U.S. mail, postage prepaid.

                 8.6 Complete Agreement. This Agreement together with the other agreements contemplated by the Purchase Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

                 8.7 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders in interest of no less than a majority in interest of the Shares taken together; provided, that the terms and conditions set forth in Section 3 and this Section 8 may only be amended or waived with the consent of the holders in interest of
(a) 66.67% of the then outstanding Series A Preferred Stock and Series B Preferred Stock, voting together as a single class, and (b) at least a majority of the then outstanding Series C Preferred Stock. Section 4.4 hereof shall only be amended or waived with the written consent of Baker. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of any Preferred Stock or Shares, as applicable, each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                 8.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                 8.9 Section Headings. The headings of the sections, subsections, and paragraphs of this Agreement are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                         {Signatures on following page}
                             *         *         *

IN WITNESS WHEREOF, the parties have executed this Investor Rights Agreement as of the date first written above.

                                      COMPANY:

                                      SEQUOIA SOFTWARE CORPORATION

                                      By:  /s/ Mark Wesker
                                           ----------------------------
                                            Mark Wesker, President

                                      INVESTORS:

                                      BAKER COMMUNICATIONS FUND, L.P.

                                      By:   Baker Capital Partners, LLC
                                            General Partner

                                      By:  /s/ Lawrence Bettino
                                           ----------------------------
                                            Lawrence Bettino, Manager


                                      DIVINE INTERVENTURES, INC.


                                      By:  /s/ Andrew J. Filipowski
                                           ----------------------------
                                            Andrew J. Filipowski,

                                      ANTHEM CAPITAL, L.P.

                                      By:   Anthem Capital Partners, L.P.,
                                            General Partner

                                      By:   Anthem Capital Partners, Inc.
                                            General Partner

                                      By:  /s/ William M. Gust, II
                                           ----------------------------
                                            William M. Gust, II, President

                      {Signatures Continued on Next Page}

                                             NEPA VENTURE FUND II, L.P.

                                             By:   NEPA II Management Corporation
                                                   General Partner

                                             By:   /s/ Marc Benson
                                                   ----------------------------
                                                    Marc Benson, Vice President


                                            /s/ Richard C. Faint, Jr.
                                            ----------------------------
                                             RICHARD C. FAINT, JR.


                                            /s/ Kenneth E. Homa
                                            ----------------------------
                                             KENNETH E. HOMA


APPROVED                                     NELSON BUNKER HUNT TRUST ESTATE
                                                    - TRUST B

By:    /s/ Miro Vranac, Jr.                  By: /s/ F.C. Vickers
       --------------------                  ----------------------------
       Miro Vranac, Jr.,                     F.C. Vickers, Trustee
       Member Advisory Board

                                             LYDA BUNKER HUNT TRUST -
                                                    MARY HUDDLESTON

By:    /s/ Mary Hunt Huddleston, Trustee     By: /s/ Miro Vranac, Jr., Trustee
       --------------------                  ----------------------------
       Mary Hunt Huddleston,                 Miro Vranac, Jr., Trustee
       Trustee


                                            /s/ Mary Hunt Huddleston
                                            ----------------------------
                                             MARY HUNT HUDDLESTON


                                             FLANDERS LANGUAGE VALLEY
                                             FUND, C.V.A.


                                             By:  /s/ Philip Vermeulen
                                                  ----------------------------
                                                   Name: Philip Vermeulen
                                                        ----------------------------
                                                   Title: CEO FLV Management NV
                                                        ----------------------------

                       {Signatures Continue on Next Page}

                                         LAMBRO'S L.P.

                                         By:  CJ Capital Management LLC

                                         By:    /s/ Dennis Kemper
                                                --------------------------
                                                 Dennis Kemper
                                                 Investment Advisor


                                         SMART TECHNOLOGY VENTURES 2, LLC

                                         By:  /s/ David Nazarian
                                              ----------------------------
                                               Name: David Nazarian
                                                    ----------------------
                                               Title: Chief Investment Officer
                                                    ----------------------


                                        /s/ Harris Kaplan
                                        ----------------------------
                                         HARRIS KAPLAN


                                        /s/ Margaretha Zeyen Many
                                        ----------------------------
                                         MARGARETHA ZEYEN MANY


                                        /s/ Andrew J. Filipowski
                                        ----------------------------
                                         ANDREW J. FILIPOWSKI


                                         ODYSSEY CAPITAL, LP

                                         By:  /s/ Andrew L. Barroway
                                              ----------------------------
                                               Name:Andrew L. Barroway
                                                    ----------------------
                                               Title: Partner
                                                    ----------------------


                                         /s/ John Bendheim
                                         ----------------------------
                                         JOHN BENDHEIM

                       {Signatures Continue on Next Page}

                                             JODA ENTERPRISES LTD.

                                             By:  /s/ David W. Patton
                                                  ----------------------------
                                                   David W. Patton
                                                   Title: President


                       {Signatures Continue on Next Page}

                                 SEQ CAPITAL INVESTMENTS

                                 By: /s/ Dr. Kourosh Maddahi
                                   ----------------------------
                                    Name:  Dr. Kourosh Maddahi
                                    Title: General Partner
                                          ---------------------


                                 R. TORBATI FAMILY TRUST DATED 8/15/93

                                 By: /s/ Raymond Torbati
                                   ----------------------------
                                    Name: Raymond Torbati
                                          ---------------------
                                    Title: Trustee
                                          ---------------------


                                 W. PHILLIP WALSH AND EDNA A. WALSH
                                     AS JOINT TENANTS WITH RIGHT OF SURVIORSHIP


                                 By:  /s/ W. Phillip Walsh
                                      ----------------------------
                                       W. Phillip Walsh

                                 By:   /s/ Edna A. Walsh
                                       ----------------------------
                                        Edna A. Walsh


                                /s/ Thomas Barry
                                ----------------------------
                                 THOMAS BARRY

                                /s/ Cillian S. O'Bradaigh
                                ----------------------------
                                 CILLIAN S. O'BRADAIGH


                                /s/ John Whittier Mason
                                ----------------------------
                                 JOHN WHITTIER MASON


                                /s/ Brian Wade
                                ----------------------------
                                 BRIAN WADE


                                /s/ Linnea Conrad
                                ----------------------------
                                 LINNEA CONRAD

                       {Signatures Continue on Next Page}

                                /s/ David Hungerford
                                ----------------------------
                                 DAVID HUNGERFORD


                                 O'BRYAN COMMUNITY PROPERTY TRUST


                                 By:  /s/ Frank O' Bryan, Trustee
                                      ----------------------------
                                       Frank O' Bryan, Trustee

                                   SCHEDULE I

---------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF INVESTOR           AGGREGATE PURCHASE     TYPE OF CONSIDERATION     SHARES OF SERIES C
        ----------------------------           ------------------     ---------------------     ------------------
                                                      PRICE                                          PREFERRED
                                                      -----                                          ---------
---------------------------------------------------------------------------------------------------------------------
 Baker Communications Fund, L.P.                   $15,000,000                 Cash                 14,585,197
 540 Madison Avenue
 New York, New York  10022
 Attn:  Jonathan I. Grabel
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 divine interVentures, inc.                        $5,000,000                  Cash                  4,861,732
 4225 Naperville Road, Suite 400
 Lisle, Illinois  60532
 Attn:  Andrew J. Filipowski
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Anthem Capital, L.P.                              $448,600.13           Convertible Note             436,195
 16 South Calvert Street
 Suite 800
 Baltimore, MD 21202-1305
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 NEPA Venture Fund II, L.P.                        $174,310.89           Convertible Note             169,491
 c/o Mid-Atlantic Venture Funds
 1801 Reston Parkway
 Suite 203
 Reston, VA 20190
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Richard C. Faint, Jr.                             $419,377.78           Convertible Note             407,781
 Sequoia Software Corporation
 Overlook Center
 5457 Twin Knolls Road
 Columbia, Maryland  21045
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Kenneth Homa                                      $182,661.11           Convertible Note             177,610
 9890 Windy Hollow Road
 Great Falls, VA 22066
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Nelson Bunker Hunt Trust Estate - Trust B         $249,386.67           Convertible Note             242,490
 Attn: F.C. Vickers, Trustee
 5949 Sherry Lane, Suite 1720
 Dallas, TX 75225
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF INVESTOR           AGGREGATE PURCHASE     TYPE OF CONSIDERATION     SHARES OF SERIES C
        ----------------------------           ------------------     ---------------------     ------------------
                                                      PRICE                                          PREFERRED
                                                      -----                                          ---------
---------------------------------------------------------------------------------------------------------------------
 Lyda Bunker Hunt Trust - Mary Huddleston                                Convertible Note             80,830
 Attn: Miro Vranac, Jr., Trustee                   $83,128.89
 5949 Sherry Lane, Suite 1720
 Dallas, TX 75225
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Mary Hunt Huddleston                               $8,312.89            Convertible Note              8,083
 5949 Sherry Lane, Suite 1500
 Dallas, TX 75225
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Flanders Language Valley Fund, C.V.A.             $519,555.56           Convertible Note             505,188
 Flanders Language Valley 63
 B-8900 IEPER
 Belgium
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Lambro's L.P.                                    $1,133,466.66          Convertible Note            1,100,178
 c/o Dennis Kemper
 CJ Capital Management LLC
 230 South Bemiston,
 Suite 1400
 St  Louis, MO 63105
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Smart Technology Ventures 2                       $515,222.22           Convertible Note             500,975
 YDS Investments
 9300 Wilshire Boulevard
 Suite 600
 Beverly Hills, CA 90212
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Harris Kaplan                                     $103,044.44           Convertible Note             100,195
 3939 Butler Road
 Glyndon, MD 21071
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Margaretha Zeyen Many                             $103,044.44           Convertible Note             100,195
 Rue Jean-Marx 44
 L-8250 Luxembourg
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Joda Enterprises Ltd.                             $81,191.11            Convertible Note             84,780
 11535 Pebblecreek Drive
 Timonium, Maryland 21093
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Andrew J. Filipowski                              $455,400.00           Convertible Note             442,807
 divine interVentures, inc.
 4225 Naperville Road, Suite 400
 Lisle, Illinois  60532
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF INVESTOR           AGGREGATE PURCHASE     TYPE OF CONSIDERATION     SHARES OF SERIES C
        ----------------------------           ------------------     ---------------------     ------------------
                                                      PRICE                                          PREFERRED
                                                      -----                                          ---------
---------------------------------------------------------------------------------------------------------------------
 Odyssey Capital, LP                               $102,022.22           Convertible Note             98,229
 3 Bala Plaza East
 Suite 400
 Bala Cynwyd, PA  19004
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 John Bendheim                                     $151,533.33           Convertible Note             147,343
 Inland Homes
 2001 South Barrington Avenue
 Suite 100
 Los Angeles, California  90025
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 SEQ Capital Investments                           $176,788.89           Convertible Note             171,900
 2861 Coldwater Canyon Drive
 Beverly Hills, CA  90210
 Attn: Dr. Kourosh Maddahi
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Torbati Revocable Trust Dated 8/15/93             $176,788.89           Convertible Note             171,900
 C/o  Task International
 717 North Maple Drive
 Beverly Hills, CA  90210-3480
 Attn:  Raymond Torbati
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 W. Phillip Walsh and Edna A. Walsh as              $7,071.56            Convertible Note              6,876
 JTWROS
 174 East 74th Street
 Apt 14D
 New York, New York  10021
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Thomas Barry                                       $7,071.56            Convertible Note              6,876
 130 Barrow Street, Apt 213
 New York, New York  10014
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Cillian S. O'Bradaigh                              $8,081.78            Convertible Note              7,858
  59 Arnold Grove
  Glenageary
  Co. Dublin
  Ireland
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF INVESTOR           AGGREGATE PURCHASE     TYPE OF CONSIDERATION     SHARES OF SERIES C
        ----------------------------           ------------------     ---------------------     ------------------
                                                      PRICE                                          PREFERRED
                                                      -----                                          ---------
---------------------------------------------------------------------------------------------------------------------
 Brian Wade                                        $15,153.33            Convertible Note             14,734
 Three World Financial Center
 19th Floor
 New York, New York  10285
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 John Whittier Mason                                $5,051.11            Convertible Note              4,911
 One Beach Drive
 St. Petersburg, Florida  33701
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 Linnea Conrad                                     $20,204.44            Convertible Note             19,646
 Three World Financial Center
 17th Floor
 New York, New York  10285
---------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE II


------------------------------------------------------------------------------------------------
 STOCKHOLDER NAME                                       SERIES OF PREFERRED STOCK
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                        Series A Convertible Preferred Stock
 Anthem Capital, L.P.                                   Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                                        Series A Convertible Preferred Stock
 NEPA Venture Fund II, L.P.                             Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Richard C. Faint, Jr.                                  Series A Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Kenneth Homa                                           Series A Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 David Hungerford                                       Series A Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Nelson Bunker Hunt Trust Estate - Trust B              Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Lyda Bunker Hunt Trust - Mary Huddleston               Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Mary Hunt Huddleston                                   Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 Flanders Language Valley Fund, C.V.A.                  Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
 O'Bryan Community Property Trust                       Series B Convertible Preferred Stock
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------